ADVISOR'S DISCIPLINED TRUST, SERIES 10, 12, 14, 15, 16, 18, 19, 20 AND 21; AND
              ADVISOR'S DISCIPLINED TRUST 23, 24, 25, 26, 27 AND 28

                          SUPPLEMENT TO THE PROSPECTUS

     Notwithstanding anything to the contrary in the prospectus, broker-dealers and other firms that sell units of all Advisor's Disciplined Trusts are eligible to receive additional compensation for volume sales. Such payments will be in addition to the regular concessions paid to firms as set forth in the applicable trust's prospectus. The additional concession is based on total initial offering period sales of all Advisor's Disciplined Trusts during a calendar quarter (or other applicable period) as set forth in the following table:

          INITIAL OFFERING PERIOD SALES DURING           VOLUME
           CALENDAR QUARTER (OR OTHER PERIOD)          CONCESSION
       ----------------------------------------------------------
       Less than $2,500,000                              0.00%
       $2,500,000 but less than $20,000,000              0.05
       $20,000,000 but less than $50,000,000             0.10
       $50,000,000 or more                               0.15

     The initial period during which this volume concession may be earned by firms is February 23, 2005 through June 30, 2005 rather than the calendar quarters during that period. Subsequent to June 30, 2005, this volume concession will be paid based on sales during each calendar quarter.

     Eligible units include units of all Advisor's Disciplined Trusts sold in the initial offering period. Broker-dealer firms will not receive additional compensation for the first $2.5 million sold in units during a calendar quarter (or other applicable period). For example, if a firm sells $3.5 million of units in the initial offering period during a calendar quarter (or other applicable period), the firm will receive additional compensation of 0.05% of $1 million. Also, if a firm sells $22.5 million of units in the initial offering period during a calendar quarter (or other applicable period), the firm will receive additional compensation of 0.10% of $20 million. In addition, dealer firms will not receive volume concessions on the sale of units which are not subject to a transactional sales charge. However, such sales will be included in determining whether a firm has met the sales level breakpoints for volume concessions. Secondary market sales of all unit trusts are excluded for purposes of these volume concessions. We will pay these amounts out of our own assets within a reasonable time following each calendar quarter (or other applicable period).

Supplement Dated:  February 23, 2005